EXHIBIT 25

                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, SUMMERFIELD K. JOHNSTON, JR., Chairman, Chief Executive Officer and a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company:
Deferred Compensation Plan for Nonemployee Director Compensation, Coca-Cola Beverages Ltd. Employee Savings and Investment Plan, and Reglement Du Plan D'Epargne De La Societe Coca-Cola Beverages S.A., or any amendment or supplement thereto, or causing such plans or agreements or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.

                         S/ SUMMERFIELD K. JOHNSTON, JR.
                         ______________________________________
                         Summerfield K. Johnston, Jr., Chairman,
                         Chief Executive Officer and Director
                         Coca-Cola Enterprises Inc.

                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, JOSEPH R. GLADDEN, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company: Deferred Compensation Plan for Nonemployee Director Compensation, Coca-Cola Beverages Ltd. Employee Savings and Investment Plan, and Reglement Du Plan D'Epargne De La Societe Coca-Cola Beverages S.A., or any amendment or supplement thereto, or causing such plans or agreements or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.

                              S/ JOSEPH R. GLADDEN, JR.
                              ________________________________
                              Joseph R. Gladden, Jr., Director
                              Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, JOHNNETTA B. COLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company: Deferred Compensation Plan for Nonemployee Director Compensation, Coca-Cola Beverages Ltd. Employee Savings and Investment Plan, and Reglement Du Plan D'Epargne De La Societe Coca-Cola Beverages S.A., or any amendment or supplement thereto, or causing such plans or agreements or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.


                              S/ JOHNNETTA B. COLE
                              ___________________________
                              Johnnetta B. Cole, Director
                              Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, HOWARD G. BUFFETT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company: Deferred Compensation Plan for Nonemployee Director Compensation, Coca-Cola Beverages Ltd. Employee Savings and Investment Plan, and Reglement Du Plan D'Epargne De La Societe Coca-Cola Beverages S.A., or any amendment or supplement thereto, or causing such plans or agreements or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.

                              S/ HOWARD G. BUFFETT
                              ___________________________
                              Howard G. Buffett, Director
                              Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, JOHN-CLAUDE KILLY, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company: Deferred Compensation Plan for Nonemployee Director Compensation, Coca-Cola Beverages Ltd. Employee Savings and Investment Plan, and Reglement Du Plan D'Epargne De La Societe Coca-Cola Beverages S.A., or any amendment or supplement thereto, or causing such plans or agreements or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.

                              S/ JOHN-CLAUDE KILLY
                              ___________________________
                              Jean-Claude Killy, Director
                              Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, SCOTT L. PROBASCO, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company: Deferred Compensation Plan for Nonemployee Director Compensation, Coca-Cola Beverages Ltd. Employee Savings and Investment Plan, and Reglement Du Plan D'Epargne De La Societe Coca-Cola Beverages S.A., or any amendment or supplement thereto, or causing such plans or agreements or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.

                              S/ SCOTT L. PROBASCO, JR.
                              ________________________________
                              Scott L. Probasco, Jr., Director
                              Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company: Deferred Compensation Plan for Nonemployee Director Compensation, Coca-Cola Beverages Ltd. Employee Savings and Investment Plan, and Reglement Du Plan D'Epargne De La Societe Coca-Cola Beverages S.A., or any amendment or supplement thereto, or causing such plans or agreements or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.

                              S/ JOHN E. JACOB
                              ___________________________
                              John E. Jacob, Director
                              Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company: Deferred Compensation Plan for Nonemployee Director Compensation, Coca-Cola Beverages Ltd. Employee Savings and Investment Plan, and Reglement Du Plan D'Epargne De La Societe Coca-Cola Beverages S.A., or any amendment or supplement thereto, or causing such plans or agreements or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.

                              S/ L. PHILLIP HUMANN
                              ---------------------------------
                              L. Phillip Humann, Director
                              Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, CLAUS M. HALLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company: Deferred Compensation Plan for Nonemployee Director Compensation, Coca-Cola Beverages Ltd. Employee Savings and Investment Plan, and Reglement Du Plan D'Epargne De La Societe Coca-Cola Beverages S.A., or any amendment or supplement thereto, or causing such plans or agreements or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.

                              S/ CLAUS M. HALLE
                              --------------------------------------
                              Claus M. Halle, Director
                              Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, ROBERT A. KELLER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company: Deferred Compensation Plan for Nonemployee Director Compensation, Coca-Cola Beverages Ltd. Employee Savings and Investment Plan, and Reglement Du Plan D'Epargne De La Societe Coca-Cola Beverages S.A., or any amendment or supplement thereto, or causing such plans or agreements or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.

                              S/ ROBERT A. KELLER
                              ___________________________
                              Robert A. Keller, Director
                              Coca-Cola Enterprises Inc.

                              POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman and Chief Executive Officer of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following plans and agreements of the Company: Deferred Compensation Plan for Nonemployee Director Compensation, Coca-Cola Beverages Ltd. Employee Savings and Investment Plan, and Reglement Du Plan D'Epargne De La Societe Coca-Cola Beverages S.A., or any amendment or supplement thereto, or causing such plans or agreements or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 1998.


                              S/ JOHN L. CLENDENIN
                              -------------------------------
                              John L. Clendenin, Director
                              Coca-Cola Enterprises Inc.